GRANT THORNTON

Accountants and Business Advisors




     September 13, 2006

     U.S. Securities and Exchange Commission
     Office of the Chief Accountant
     100 F Street, NE
     Washington, DC  20549

     Re:  Tarpon Industries, Inc.
          File No. 001-32428

     Dear Sir or Madam:

     We have  read  Item  4.01 of Form  8-K of  Tarpon  Industries,  Inc.  dated
     September 8, 2006, and agree with the statements concerning our Firm contained therein.

     Very truly yours,

     /s/ Grant Thornton LLP











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